UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 758-9555
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2012 (the “Closing Date” or the “Closing”) SWK Technologies, Inc., a Delaware corporation and wholly owned subsidiary of SilverSun Technologies, Inc. (“we”, “our” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company, Neal L. Wolf, Esq., of Neal L. Wolf & Associates, LLC, not individually, but solely in his capacity as Trustee-Assignee of the Trust Agreement and Assignment for the Benefit of Creditors of Hightower, Inc. (the “Seller”), Hightower, Inc., an Illinois corporation (“Hightower”), and Jeffrey Rosengarden, Robert Nordin and Brian Dunn as the sole shareholders of Hightower (the “Hightower Shareholders”).

On the Closing Date, pursuant to the terms of the Purchase Agreement, the Seller, in accordance with his duties and obligations as Trustee-Assignee under the Trust Agreement dated May 1, 2012, transferred, conveyed and delivered all of the Acquired Assets of Hightower as defined in the Purchase Agreement to the Company. In consideration for the Acquired Assets, the Company paid the Seller in the aggregate the sum of $410,005.96 in cash.  In addition, the Company entered into Consulting Agreements with Jeffrey Rosengarden and Robert Nordin (the “Consulting Agreements”).

Pursuant to the Purchase Agreement, the Company has the right to offset any amount owed to the Seller or Hightower Shareholders under the Purchase Agreement or the Consulting Agreements against any amount otherwise payable to Seller or Hightower Shareholders by the Company.  However, such offset does not limit a Hightower Shareholder and/or Seller’s liability to the Company.

The above description of the Purchase Agreement and Consulting Agreements do not purport to be complete and are qualified in their entirety by reference to such documents filed as exhibits hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1
Form of Asset Purchase Agreement, dated June 14, 2012, by and among SWK Technologies, Inc., Neal L. Wolf, Esq., not individually, but solely in his capacity as Trustee-Assignee of the Trust Agreement and Assignment for the Benefit of Creditors of Hightower, Inc., Hightower Inc. and the Stockholders of Hightower, Inc.

10.1	Form of Consulting Agreement, dated June 14, 2012, by and between SWK Technologies, Inc. and Robert Nordin

10.2	Form of Consulting Agreement, dated June 14, 2012, by and between SWK Technologies, Inc. and Jeffrey Rosengarden

99.1	Press Release dated June 18, 2012

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: June 20, 2012	By:	/s/ Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer